                                                                   Exhibit 10.30


                 ASSIGNMENT OF GROUND LEASE AND TENANT LEASES
                 ---------- -- ------ ----- --- ------ ------

     THIS ASSIGNMENT made and entered into this _9th__ day of December, 1997, by and between Ocean Palms Development Corporation, a corporation organized and existing under the laws of the State of Florida, with offices located at 1200 North Ocean Blvd., Pompano Beach, FL 33062 hereinafter referred to as "Assignor"), and Capitol Resorts of Florida, Inc., a corporation organized and existing under the laws of the State of Florida, with offices located at 10605 Maumelle Blvd., #C, Maumelle, AR 72133 (hereinafter referred to as "Assignee");

WITNESSETH:

     WHEREAS, Nancy H. Newell and Jane H. Tubbs, joined by their respective spouses, and/or their respective successors and/or assigns, are Lessor, and Assignor, through mesne assignments, is Lessee of that certain Ninety-Nine Year Ground executed the 10th day of February, 1965, and recorded in Official Record Book 2973, at page 677, and re-recorded in Official Records Book 3069, at page 186, of the Public Records of Broward County, Florida Lease (hereinafter referred to as the "Lease"), which Lease covers the real property described in Exhibit "A" attached hereto and by reference made a part hereof; and

     WHEREAS, Assignor is the Lessor of those certain subleases of apartments (hereinafter referred to as the "Subleases") located and contained within the improvements on the leasehold covered by the Lease, which Subleases are more specifically set forth and described in Exhibit "B" attached hereto and by reference made a part hereof; and

     WHEREAS, Assignor is desirous of assigning all of its right, title and interest in and to the Lease and the Subleases to Assignee, and Assignee is desirous of accepting said assignment and of assuming all of Assignor's duties and obligations under said Lease and Subleases;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements as hereafter set forth and the sum of TEN ($10.00) DOLLARS in hand paid by the Assignee to the Assignor, receipt whereof is hereby acknowledged by the Assignor, the parties agree as follows:

1. The Assignor does hereby assign, transfer and set over unto the Assignee, all of its right, title and interest in and to the Lease, the same being that certain Ninety-Nine Year Ground Lease executed the 10th day of February, 1965, and recorded in Official Record Book 2973, at page

     677, and re-recorded in Official Records Book 3069, at page I 86 of the Public Records of Broward County, Florida.

2. The Assignee shall and does hereby accept the assignment of the Lease and in so doing and as part of the consideration for this assignment, Assignee shall and does hereby accept and assume and agree to carry out and perform all of the terms, covenants and conditions of the Lease which on the part of the Lessee, are to be carried out and performed.

3. The Assignor does hereby assign, transfer and set over unto the Assignee, all of its right, title and interest in and to the Subleases, the same being those certain Subleases more specifically set forth and described in Exhibit "B" attached hereto and by reference made a part hereof.

4. The Assignee shall and does hereby accept the assignment of the Subleases and in so doing and as part of the consideration for this assignment, Assignee shall and does hereby accept and assume and agree to carry out and perform all of the terms, covenants and conditions of the Subleases which on the part of the Lessor, are to be carried out and performed.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.
In the presence of:


(C
Print Name
                                          ASSIGNOR:
Witness                                   OCEAN PALMS DEVELOPMENT
                                          CORPORATION, a Florida
/s/ Michael M. Wallack                    corporation;

                                          By:/s/ Diane Bloom
                                          Diane Bloom, President



                                          {Corporate Seal}

                                          ASSIGNEE:
                                          CAPITOL RESORTS OF FLORIDA, INC.,
                                          a Florida corporation

                                          By: /s/ David Paes
                                          David Paes, Vice President
/s/ Michael M. Wallack                    (Corporate Seal)


                               STATE OF FLORIDA
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COUNTY OF BROWARD

                                      SS:

The foregoing instrument was acknowledged before me this 9/th/ day December
                                                                   --------
1997 Diane Bloom, as President of Ocean Palms Development Corporation, a Florida corporation, who is personally known to me, or who has identification.
             ------------------------------



                              /s/ Michael M. Wallack

                              (Signature of Person taking Acknowledgment)

                              (Name of Acknowledger
                              .MICHAEL M. WALLACK
                              MY COMMISSION #CC 544401
                              EXPIRES: April 8, 2000

STATE OF Florida

COUNTY OF Broward

                        SS:

The foregoing instrument was acknowledged before me this 9th   December, 1997,
                                                               --------- ----
by David Paes, as Vice President of Capitol Resorts of Florida, Inc., a Florida corporation who is personally known to me, or has produced AR Drivers License as identification.


                                (Signature of Person Taking Acknowledgment)

                                /s/ Michael M. Wallack
                                    (Name of Acknowledger Typed, Printed or
                                    Stamped)

                                    .MICHAEL M. WALLACK
                                    MY COMMISSION #CC 544401
                                    EXPIRES: April 8, 2000
                                                                I,
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                                  EXHIBIT "A"

                               LEGAL DESCRIPTION
                               ----- -----------

Lots 14, 15 and 16 in Block 13 of POMPANO BY THE SEA
RESUBDIVISION, according to the Plat thereof recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida.

TOGETHER WITH that portion of the East one-half of Alta Avenue lying West of and adjacent to Lots 14, 15 and 16, in said Block 13.

TOGETHER WITH the following described property:

Begin at the intersection of the Center Line of Alta Avenue with a westerly extension of the North Boundary of Lot 16, Block 13 as shown on the Plat of POMPANO BY THE SEA, as recorded in Plat book I, Page 22 of the Public Records of Broward County, Florida; thence Westerly along said Westerly extension of the North boundary line of said Lot 16 a distance of 15.91 feet; thence Southerly, making an included angle of 104 degrees, 14', 30" a distance of 123.76 feet; thence Easterly with an included angle of 75 degrees, 45', 30" a distance of
45.64 feet to the Center Line of Alta Avenue; thence North along said Center Line a distance of 120.0 feet more or less to the point of beginning.